UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

Veritas Farms, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-210190	90-1254190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1815 Griffin Road, Suite 401, Dania Beach, FL	33004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 691-4367

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Veritas Farms,” “we,” “us” and “our” refer to Veritas Farms, Inc. and its subsidiary.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2022, Dave Smith notified the Company of his resignation as Chief Operating Officer of the Company effective June 30, 2022. Mr. Smith has indicated to the Company that his resignation is not due to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 30, 2022, the record date, the stockholder holding a majority of the voting securities of the Company (the “Majority Stockholder”) of Company, took action by written consent (“Written Consent”) in accordance with Article 1, Sections 7 of the Company’s by-laws and Sections 78.320 and 78,390 of the Nevada Revised Statutes. As of such date, the Majority Stockholder held approximately 4,248,401, or approximately 10.2% of the Company’s issued and outstanding common stock (“Common Stock”), 3,585,000 shares, or approximately 89.6% of the Company’s issued and outstanding Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and 1,000,000 shares, or 100% of the Company’s issued and outstanding Series B Convertible Preferred Stock (the “Series B Preferred Stock”). The foregoing described shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock held by the Majority Stockholder represented a majority of the votes entitled to be cast on the matters voted upon.

Pursuant to the Written Consent, and in lieu of the annual meeting of stockholders, the Majority Stockholder approved and re-elected all of the incumbent directors of the Company on the Board of Directors effective June 30, 2022.

Each incumbent director (a) has no family relationship with any other director or executive officer of the Company, and (b) is not a party to any related person transaction with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2022	VERITAS FARMS, INC.

	By:	/s/ Ramon A. Pino
Ramon A. Pino, Chief Financial Officer

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